Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Rama, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Blink Charging Co.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ Michael P. Rama
Michael P. Rama
Chief Financial Officer
(Principal Financial and Accounting Officer)
April 29, 2022